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                     FUND PARTICIPATION AGREEMENT AMENDMENT


This Fund Participation Agreement Amendment hereby amends the Fund Participation Agreement dated October 22, 1999 between the First Allmerica Financial Life Insurance Company, and each of The Alger American Fund and Fred Alger & Company Inc. in the following manner:

1) The Agreement is amended to replace Schedule A in its entirety by the revised Schedule A, attached hereto.


IN WITNESS WHEREOF, the parties hereto have executed this Fund Participation Agreement Amendment as of June 1, 2002.


                                            FIRST ALLMERICA FINANCIAL LIFE
                                            INSURANCE COMPANY

                                            By:
                                               ---------------------------------
                                                 Mark A. Hug
                                            Its: Vice President

Attest:
       ----------------------------


                                            THE ALGER AMERICAN FUND

                                            By:
                                               ---------------------------------
                                            Its:

Attest:
       ----------------------------


                                            FRED ALGER & COMPANY INCORPORATED

                                            By:
                                               ---------------------------------
                                            Its:

Attest:
       ----------------------------

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                                   SCHEDULE A

THE ALGER AMERICAN FUND
-----------------------

         Alger American Growth Portfolio

         Alger American Leveraged AllCap Portfolio

         Alger American Income and Growth Portfolio

         Alger American Small Capitalization Portfolio

         Alger American Balanced Portfolio

         Alger American MidCap Growth Portfolio

THE ALGER AMERICAN FUND (CLASS S)
---------------------------------

         Alger American Balanced Portfolio

         Alger American Leveraged AllCap Portfolio


THE ACCOUNTS:
-------------

         Separate Account KG

         Separate Account KGC

         FUVUL Separate Account

         Separate Account VA-K (Delaware)

         Separate Account VA-K

         Separate Account IMO

         FR1 Separate Account

         FR2 Separate Account

         FR3 Separate Account

         FR4 Separate Account

         FQ1 Separate Account

         UR1 Separate Account

         UR2 Separate Account

         UR3 Separate Account

         UR4 Separate Account

         UQ1 Separate Account

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